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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 4, 2003
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                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

    New York                       1-3157                       13-0872805
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(State or other jurisdiction     (Commission                  (IRS Employer
   Of incorporation)             File Number)               Identification No.)



          400 Atlantic Street, Stamford, Connecticut                06921
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          (Address of principal executive offices)               (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)





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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



Item 7.             Exhibits.

     (99) Slides to be presented by the company at the Smith Barney Citigroup Global Paper, Forest Product and Packaging Conference in New York City on Thursday, December 4, 2003.



Item 9.           Regulation FD Disclosure.

     International Paper Chairman and Chief Executive Officer, John Faraci, will speak at the Smith Barney Citigroup Global Paper, Forest Products and Packaging Conference, in New York City, on Thursday, Dec. 4 at 12:45 p.m. EST. In his presentation, Mr. Faraci will discuss his new management structure and profile the company's global position. He will also outline the company's key strategies for improving profitability. As previously announced in a company press release issued on December 2, 2003, Mr. Faraci's presentation will be web cast live via the company's Internet site at http://www.internationalpaper.com. A replay of the web cast also will be available on the web site beginning approximately one hour after the conclusion of Mr. Faraci's presentation.








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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 INTERNATIONAL PAPER COMPANY
                                                 ---------------------------
                                                        (Registrant)


Date:    December 4, 2003                         by /s/ Barbara L. Smithers
Stamford, Connecticut                                -----------------------
                                                     Barbara L. Smithers
                                                     Vice President